UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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Ellington Credit Company

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AMENDMENT NO. 1 TO THE PROXY STATEMENT FOR THE ELLINGTON CREDIT COMPANY 2024 ANNUAL MEETING OF SHAREHOLDERS
This Amendment No. 1 (the “Amendment”) amends the Definitive Proxy Statement (the “Proxy Statement”) filed by Ellington Credit Company (the “Company,” “we” or “us”) with the Securities and Exchange Commission (the “SEC”) on August 16, 2024, relating to the Company’s 2024 Annual Meeting of Shareholders (the “Annual Meeting”).
This date of this Amendment is October 1, 2024 and this Amendment is being mailed on or about October 1, 2024 to the Company’s shareholders of record as of August 6, 2024.
Except as amended by the information contained herein, all information set forth in the Proxy Statement remains the same and should be considered in casting your vote in person or by proxy at the Annual Meeting. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to them in the Proxy Statement. To the extent the information herein differs from or updates information contained in the Proxy Statement, the information herein is more current. You may access the Company’s filings through the website maintained by the SEC at http://www.sec.gov.
This Amendment should be read in conjunction with the Proxy Statement. Shareholders who have already authorized their proxies to vote do not need to take any action, unless they wish to change or revoke their prior proxy or voting instructions. Their votes will be counted at the postponed Annual Meeting.
I.NOTICE OF CHANGE OF DATE OF THE 2024 ANNUAL MEETING OF SHAREHOLDERS
The Proxy Statement filed with the SEC in connection with the Annual Meeting stated that the Annual Meeting would be held on Thursday, September 26, 2024, at 10:00 am, Eastern Time, via live webcast at www.virtualshareholdermeeting.com/EARN2024.
The Annual Meeting will now be held on Wednesday, October 30, 2024, at 10:00 am, Eastern Time, via live webcast at www.virtualshareholdermeeting.com/EARN2024.
II. SUPPLEMENT TO CERTAIN INFORMATION PRESENT IN THE SECTIONS ENTITLED, "PROPOSAL 2: APPROVAL OF A CHANGE IN THE COMPANY’S LEGAL FORM FROM A MARYLAND REAL ESTATE INVESTMENT TRUST TO A DELAWARE STATUTORY TRUST” AND “PROPOSAL 3: APPROVAL OF THE COMPANY’S AMENDED AND RESTATED DECLARATION OF TRUST”
This Amendment also supplements the information presented in the sections entitled “Proposal 2: To approve a change in the Company’s legal form from a Maryland real estate investment trust to a Delaware statutory trust”, beginning on page 17 of the Proxy Statement (“Proposal 2”) and “Proposal 3: Approval of the Company’s Amended And Restated Declaration Of Trust,” beginning on page 18 of the Proxy Supplement (“Proposal 3”), by adding the information set forth under “Comparison of Shareholder Rights” below. The Proxy Statement shall be deemed to be amended to reflect the addition of such information.
SUPPLEMENT TO PROPOSAL 2 AND PROPOSAL 3:
Comparison of Shareholder Rights
Following the approval of the Contingent Proposals , the Company will be a Delaware statutory trust and the rights of its shareholders, Trustees and officers will be governed by Delaware law and by the Company’s proposed Amended and Restated Declaration of Trust and bylaws (the “Proposed Trust Documents”). Currently, the Company is organized as a Maryland real estate investment trust, and the rights of its shareholders, Trustees and officers are governed by Maryland law and the Company’s existing declaration of trust (the “Existing Declaration of Trust”) and existing bylaws (together with the Existing Declaration of Trust, the “Existing Trust Documents”). A copy of the proposed Amended and Restated Declaration of Trust is attached to this Amendment as Appendix A, which replaces the Amended and Restated Declaration of Trust that was previously attached to the Proxy Statement as Appendix A. Copies of the Existing Declaration of Trust are available on the Company’s website at www.ellingtoncredit.com and on the SEC’s website at http://www.sec.gov.
The proposed Amended and Restated Declaration of Trust attached to this Amendment as Appendix A contains certain modifications that are intended to expand the rights of shareholders as compared to those that were set forth in the Amended and Restated Declaration of Trust that was previously attached to the Proxy Statement as Appendix A. Specifically:
(1)Section 2.3 has been modified to add a provision that would enable shareholders representing two-thirds of the Company’s shares to vote to remove a Trustee for cause;
(2)Section 10.4 has been modified to increase the quorum requirement for a meeting of shareholders to a majority of the shares entitled to vote at the meeting and to establish a uniform voting threshold for all Trustee elections, with a corresponding deletion in the defined terms in Section 1.3;

(3)Section 11.3 has been modified to decrease the shareholder vote required to amend the Amended and Restated Declaration of Trust to a majority of shares and make certain clarifying edits;
(4)Section 11.6, which would have imposed a heightened threshold for shareholder approval of certain transactions involving principal shareholders of the Company, has been eliminated; and
(5)Section 3.9 has been modified to provide that shareholders may vote to amend the Company’s Bylaws, which is not permitted under the Existing Trust Documents.
References to the foregoing provisions in the section entitled “Proposal 3: Key Terms of the Proposed Amended and Restated Declaration of Trust” in the Proxy Statement should be deemed to be revised by this supplement, consistent with the summary below.
The following is a summary of the similarities and differences between the rights of shareholders under the Company’s Existing Trust Documents and under the Proposed Trust Documents. It is not intended to be complete and is qualified in its entirety by reference to the proposed Amended and Restated Declaration of Trust (which is attached as Appendix A to this Amendment), the Existing Trust Documents, the Delaware Statutory Trust Act (the “DSTA”), the Maryland REIT Law (the “MRL”) and certain provisions of the Maryland General Corporation Law (the “MGCL” and, together with the MRL, the “Maryland statutes”).
The Board strongly believes that, on balance, the Proposed Trust Documents, in conjunction with the overall Conversion, will provide shareholders with more rights than they currently have under the Existing Trust Documents, as well as the protections afforded by the 1940 Act. For this reason, in conjunction with all the other benefits to the Company that the Board expects as a result of the Conversion, the Board continues to recommend a vote “FOR” approval of Proposal 2 and a vote “FOR” approval of Proposal 3.

	Existing Trust Documents	Proposed Trust Documents
AUTHORIZED SHARES
Under the Existing Trust Documents, there is no limit on the number of shares that the Board can authorize without shareholder approval.
Under the Existing Trust Documents, there are no explicit limits on the prices at which the Company can issue shares. As a result, the Company can issue shares below its net asset value.

Under the Proposed Trust Documents, there is no limit on the number of shares that the Board can authorize without shareholder approval.
The 1940 Act provides that a registered investment company cannot issue shares at a price below its net asset value.

DIVIDENDS	Under the Existing Trust Documents, the Board may authorize dividends and distributions, from time to time, at its discretion. Shareholders have no right to any dividend or distribution unless authorized by the Board.	Under the Proposed Trust Documents, the Board may authorize dividends and distributions, from time to time, at its discretion. Shareholders have no right to any dividend or distribution unless authorized by the Board.
VOTING RIGHTS	Under the Existing Trust Documents, shareholders are entitled to vote only on the following matters: (a) election and removal of Trustees; (b) amendment of the Existing Declaration of Trust; (c) termination of the Company; (d) merger or consolidation of the Company, or the sale or disposition of substantially all of the assets of the Company; and (e) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification. Except with respect to the matters described in (a) through (e) above, no action taken by shareholders at any meeting will be binding on the Board. Shareholders are also entitled to vote on any matter properly brought before a meeting of shareholders.	Under the Proposed Trust Documents, shareholders shall have the power to vote on any matter on which a vote of shareholders is required by applicable law, the Proposed Trust Documents or resolution of the Trustees. These items include, but are not necessarily limited to: (a) election of Trustees; (b) amendment to certain sections of the Declaration of Trust that affect shareholder rights; (c) merger or consolidation of the Company, or the sale or disposition of substantially all of the assets of the Company; and (d) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification.

	Existing Trust Documents	Proposed Trust Documents
(continued)
QUORUM FOR MEETINGS OF SHAREHOLDERS	Under the Existing Trust Documents, at any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at that meeting constitutes a quorum.	Under the Proposed Trust Documents, at any meeting of shareholders, the holders of majority of the shares entitled to vote on any matter present in person or by proxy constitutes a quorum at that meeting for purposes of conducting business on such matter. When any one or more classes is to vote separately from any other classes, holders of a majority of the shares entitled to vote of each such class constitute a quorum at a shareholders’ meeting of that class.
VOTE REQUIRED FOR ELECTION OF TRUSTEE	Under the Existing Trust Documents, a plurality of all the votes cast at a shareholder meeting is sufficient to elect a Trustee.	Under the Proposed Trust Documents, a plurality of the shares represented at a shareholder meeting is sufficient to elect a Trustee.
VOTE REQUIRED FOR MATTERS OTHER THAN ELECTION OF TRUSTEE
Mergers – Under the Existing Trust Documents, the affirmative vote of a majority of the entire Board and a majority of all outstanding shares is required to approve any (a) merger into another entity, (b) consolidation with one or more other entities into a new entity or (c) sale, lease, exchange or otherwise transfer of all or substantially all of the assets of the Company.
Other Items – The Existing Trust Documents provide that, with the exception of shareholder votes relating to either the removal of Trustees or certain amendments to the Existing Trust Documents, approval of any matter must be advised by a majority of the Board and approved by the affirmative vote of a majority of all shares entitled to vote on the matter.

Mergers – Under the Proposed Trust Documents, to the extent required by the 1940 Act, the affirmative vote of a majority of all outstanding voting securities is required to approve any merger or consolidation with any other entity or the sale, lease or exchange of all or substantially all of the Company’s property.
Other Items – Under the Proposed Trust Documents, a majority of all the votes cast at a shareholder meeting is sufficient to approve any matter other than the election of a Trustee, unless the Proposed Trust Documents provide for a different voting threshold.

NUMBER OF TRUSTEES	Under the Existing Trust Documents, the Board has authority to determine the number of Trustees, provided that the number is never less than three and no more than the maximum number, if any, permitted by Maryland law.	Under the Proposed Trust Documents, the Board has authority to determine the number of Trustees, provided that the number of Trustees may be no less than one and no more than fifteen.
CLASSIFICATION OF TRUSTEES	The Existing Trust Documents do not contemplate the classification of Trustees. Under Subtitle 8 of Title 3 of the MGCL, the Company may, notwithstanding any contrary provision in the Existing Trust Documents, elect to classify the Board.	The Proposed Trust Documents do not contemplate the classification of Trustees.
REMOVAL OF TRUSTEES FOR CAUSE	Under the Existing Trust Documents, subject to the rights of holders of one or more classes or series of preferred shares (if any) to elect or remove one or more Trustees, a Trustee may be removed at any time, but only for cause and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Trustees.
Under the Proposed Trust Documents, any Trustee may be removed for cause by action taken by a majority of the remaining Trustees (or, in the case of an independent trustee, by action taken by a majority of the remaining independent trustees) or by the affirmative vote of at least two-thirds of the shareholder votes entitled to be cast generally in the election of Trustees.

	Existing Trust Documents	Proposed Trust Documents
(continued)
REMOVAL OF TRUSTEES OTHER THAN FOR CAUSE	The Existing Trust Documents do not provide for the removal of Trustees other than for cause.	The Proposed Trust Documents do not provide for the removal of Trustees other than for cause.
VACANCIES	The Existing Trust Documents provide that any vacancy on the Board may be filled only by a majority of the remaining Trustees, even if the remaining Trustees do not constitute a quorum, or if no Trustees remain, by a plurality of the votes cast by the shareholders at a meeting of the shareholders. Any individual elected to fill a vacancy on the Board shall serve for the remainder of the full term of the Trusteeship in which the vacancy occurred and until a successor is duly elected and qualifies. Under Maryland law, the Board may also leave such vacancy unfilled or may reduce the number of Trustees.
The Proposed Documents provide that, subject to the provisions of the 1940 Act and other applicable law, a vacancy on the Board may be filled by the remaining Trustees by appointing any individual at their discretion by a vote of a majority of the Trustees then in office or the remaining Trustees may leave such vacancy unfilled or may reduce the number of Trustees, subject to the minimum number described above.
In addition, as a registered investment company, the Company will be subject to the 1940 Act’s provisions governing a board’s ability to appoint additional trustees. Specifically, the Board will be prohibited from appointing a trustee if, following such appointment, less than two-thirds of the trustees then holding office have been elected by the Company’s shareholders. Further, in the event that at any time less than a majority of the Trustees have been elected by the Company’s shareholders, the Company will be required to promptly (and in any event within 60 days) hold a meeting of shareholders for the purpose of electing Trustees.

	Existing Trust Documents	Proposed Trust Documents
(continued)
AMENDMENT OF DECLARATION OF TRUST
Under the Existing Trust Documents, with certain exceptions, any amendment to the Declaration of Trust must be approved by the Board and the affirmative vote of a majority of shares (amendments to the provisions governing removal of trustees and amendments to the Declaration of Trust must be approved by the affirmative vote of not less than two-thirds of shares).
The Trustees may amend certain provisions of the Declaration of Trust without a shareholder vote, in accordance with Maryland law. Those provisions generally relate to the Company’s status as a real estate investment trust and the name of the Company or its securities.

Under the Proposed Trust Documents, amendments to the Declaration of Trust generally require the approval of a majority of Trustees (including a majority of the independent Trustees, where required by the 1940 Act). Subject to the limitations discussed below, the Trustees may amend the Declaration of Trust to the extent that such changes do not adversely affect the rights or preferences of any shares.
Under the Declaration of Trust, no amendment may be made: (1) to the provisions governing the amendment process itself; (2) to the provisions relating to the Trustees’ terms of office and the process for their election; (3) to the provisions related to the number and qualification of the Trustees; (4) to the provisions related to the resignation and removal of Trustees; (5) to the provisions relating to the events of dissolution of the Company; (6) to the provisions related to the Trustee and shareholder voting standards required to approve a merger, consolidation, etc.; or (7) that would change any rights with respect to any shares of the Company by reducing the amount payable thereon upon liquidation of the Company or by diminishing or eliminating any voting rights pertaining thereto (except the Trustees are permitted to authorize to issue other securities of the Company).

AMENDMENT TO BYLAWS	Under the Existing Trust Documents, the Board has exclusive power to adopt, alter or repeal any provisions of the Bylaws and to make new Bylaws.	Under the Proposed Trust Documents, the Board has authority to adopt, amend or repeal the bylaws. Shareholders may also amend the bylaws by an affirmative vote of a majority of outstanding shares.
DISSOLUTION	Under the Existing Trust Documents, the Company may be terminated if the termination is declared advisable by the Board and approved by shareholders entitled to cast a majority of all shares.	Under the Proposed Trust Documents, the Company may be dissolved only upon approval of not less than 80% of the Trustees.
RIGHTS UPON LIQUIDATION	Under the Existing Trust Documents, upon the termination of the Company and after paying all of the Company’s liabilities, the Company’s remaining property will be distributed ratably among the Company’s shareholders.	In connection with the termination of the Company, after the paying of all of the Company’s liabilities, the Proposed Trust Documents provide for the Company’s remaining property to be distributed among the shareholders according to their respective rights.
EXCHANGE AND CONVERSION PRIVILEGES	Under the Existing Trust Documents, the Board may, prior to the issuance of a class of shares, set or change the conversion and other rights of those shares.	Under the Proposed Trust Documents, the Board has authority to provide that shareholders have a right to convert their shares for shares of another class or to exchange their shares for those of another fund, subject to the provisions of the 1940 Act.

	Existing Trust Documents	Proposed Trust Documents
(continued)
REDEMPTION RIGHTS	The Existing Trust Documents do not provide shareholders with redemption rights with respect to shares of the Company.	Consistent with the provisions of the 1940 Act applicable to closed-end funds, the Proposed Trust Documents provide that shareholders are not entitled to require the Company to repurchase or redeem shares of the Company.
CONTROL SHARE ACQUISITIONS
Section 3-701 et seq. of the MGCL (the “Maryland Control Share Statute”) provides that a holders of control shares of a Maryland real estate investment trust acquired in a “control share acquisition” have no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, excluding the shares held by certain interested persons.
The Existing Trust Documents contain a provision exempting from the Maryland Control Share Statute any and all acquisitions by any person of shares of the Company. However, under the Existing Trust Documents, the Board has the power to amend or eliminate this exemption at any time in the future, whether before or after an acquisition of control shares and, upon such repeal, the provisions of the control share acquisition statute may apply to any prior or subsequent control share acquisition, to the extent provided by any successor bylaw and permitted under Maryland law.
Subchapter III of the DSTA (the “Delaware Statutory Trust Act”) provides that holders of control shares of a registered closed-end management investment company that has a class of equity securities listed on a national securities exchange do not have voting rights with respect to the control shares unless approved by a two-thirds vote of the company’s other shares, excluding the interested shares. A company may opt out of the Delaware Control Share Statute, and the Board will consider whether it is appropriate for the Company to opt out of the Delaware Control Share Statute once the Company has converted to a Delaware statutory trust.

	Existing Trust Documents	Proposed Trust Documents
(continued)
BUSINESS COMBINATIONS
Under certain provisions of the MGCL, certain “business combinations” between a Maryland real estate investment trust and certain “interested shareholders” are prohibited for five years after the most recent date on which the interested shareholder become an interested shareholder. Thereafter, any such business combination must be recommended by the board and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding voting shares and (b) two-thirds of the votes entitled to be cast by holders of voting shares other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected, unless certain conditions are met.
The provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a board prior to the time that the interested shareholder becomes an interested shareholder. The Board has by resolution exempted business combinations between the Company and any other person from these provisions of the MGCL, provided that the business combination is first approved by the Board (including a majority of the Trustees who are not affiliates or associates of such person), and, consequently, the five-year prohibition and the supermajority vote requirements will apply to such business combinations.
The DSTA does not include an analogous provision.
PREEMPTIVE AND APPRAISAL RIGHTS	Under the Existing Trust Documents, shareholders are not entitled to preemptive or appraisal rights except as set forth under Maryland law, such as is set forth under “Business Combinations” above.	Under the Proposed Trust Documents, shareholders are not entitled to preemptive or appraisal rights except as set forth under Delaware law, such as is set forth under “Business Combinations” above.
CALL AND NOTICE OF SHAREHOLDER MEETINGS
The Existing Trust Documents require an annual meeting of the shareholders to be held on proper notice at such time and convenient location as shall be determined by or in the manner prescribed in the Bylaws. If there are no Trustees, the officers of the Company shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.
Special meetings of the shareholders may be called only by (i) the chairman of the Board, (ii) the chief executive officer or (iii) one-third of the total authorized number of Trustees (whether or not there exist any vacancies in previously authorized Trusteeships). Shareholders are not entitled to request a special meeting of shareholders under the Existing Trust Documents.

The Proposed Trust Documents require an annual meeting of the shareholders on the date and at the time set by the Board.
A special meeting of shareholders may be called at any time by a majority of the Trustees, the Chief Executive Officer or at the request of shareholders holding in the aggregate at least a majority of the outstanding shares of the Company, such request specifying the purpose or purposes for which such meeting is to be called.
Other than annual meetings and special meetings called in the process set forth above, the Company will not hold shareholder meetings unless required by the 1940 Act, the organizational documents, or any other applicable law.

	Existing Trust Documents	Proposed Trust Documents
(continued)
SHAREHOLDER INSPECTION RIGHTS	The Existing Trust Documents do not address the rights of shareholders to inspect the Company’s records. However, under the Maryland statutes, a shareholder may request to inspect and copy any of the following trust documents: (i) bylaws; (ii) minutes of the proceedings of the shareholders; (iii) annual statements of affairs; and (iv) voting trust agreements deposited at the trust's principal office. Any shareholder may also request a statement showing all securities issued during prior 12 months. In addition, holders of at least 5% of a trust’s outstanding shares may (i) inspect and copy the company’s books of account and stock ledger, (ii) request a statement of the company’s affairs and (iii) request a list of shareholders, setting forth the name and address of each shareholder and the number of shares of each class which the shareholder holds.	Under the Proposed Trust Documents, the records of the Company are open to inspection by shareholders to the extent permitted by Section 3819 of the DSTA, subject to such reasonable regulation as the Trustees may determine. Section 3819 generally provides that a shareholder has the right, subject to reasonable standards established by the trust’s board, to inspect: (1) a copy of the governing instrument and certificate of trust and all amendments thereto, together with copies of any written powers of attorney pursuant to which the governing instrument and any certificate and any amendments thereto have been executed; (2) a current list of the name and last known business, residence or mailing address of each beneficial owner and trustee; (3) information regarding the business and financial condition of the statutory trust; and (4) other information regarding the affairs of the statutory trust as is just and reasonable.
CORPORATE OPPORTUNITIES
Maryland law generally recognizes the corporate opportunity doctrine, which requires that directors (or trustees) and officers of a corporation or trust must not take for themselves any business opportunity that the corporation or trust could reasonably expect to seize and develop, provided that a company may waive any interest or expectancy in being offered such opportunities.
As permitted by the MRL, the Existing Trust Documents expressly renounce, to the fullest extent permitted by law, any interest or expectancy by the Company in, or in being offered an opportunity to participate in, any business opportunity presented to a Trustee or certain other specified persons, unless such opportunity is expressly offered to such person solely in his or her capacity as a Trustee or officer of the Company, or in any agreements entered into by the Company.
Delaware law recognizes the corporate opportunity doctrine, which generally requires that trustees and officers must offer a business opportunity to the company that they learn about in their non-trustee/officer director capacity certain circumstances, provided that a company may waive any interest or expectancy in being offered such opportunities. The Proposed Trust Documents do not expressly address corporate opportunities or contain any waiver of the corporate opportunity doctrine.
SHAREHOLDER LIABILITY	Under the Existing Trust Documents, no shareholder may be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his or her being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Company by reason of his or her being a shareholder.	Under the Proposed Trust Documents, no shareholder shall be subject in such capacity to any personal liability whatsoever to any person in connection with Company property or the acts, obligations or affairs of the Company. Under the DSTA, shareholders have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated under the Delaware general corporation law.

	Existing Trust Documents	Proposed Trust Documents
(continued)
STOCK SPLITS	Stock splits are permitted under Maryland law. For real estate investment trusts with a class of equity securities registered under the Securities Exchange Act of 1934, the MRL permits a trust (unless its declaration of trust provides otherwise, which the Existing Declaration of Trust does not) to amend the declaration of trust, with the approval of a majority of the board of trustees and without shareholder action, to effect a reverse share split that results in a combination of shares of beneficial interest at a ratio of not more than ten (10) shares into one (1) share in any twelve-month period.	Under the Proposed Trust Documents, the Trustees have the authority to divide or combine the shares of any class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the shares of such class in the assets held with respect to that class.
SHAREHOLDER RIGHTS PLAN	The Company’s existing shareholder rights plan would remain in effect and expire upon the earliest of: (i) the conversion to closed-end investment company registered under the 1940 Act, that would be treated as a RIC under the Code, (ii) April 23, 2025, and (iii) the occurrence of certain other events, as described in the shareholder rights plan.	By its terms, the shareholder rights plan would expire immediately after the Company completes the conversion to a closed-end investment company registered under the 1940 Act that would be treated as a RIC under the Code.
FRANCHISE TAX	Maryland does not impose a franchise tax.	Delaware does not impose a franchise tax on statutory trusts.
LIMITATION OF LIABILITY OF OFFICERS AND TRUSTEES	The Maryland statutes permit a Maryland real estate investment trust to include a provision in its declaration of trust eliminating the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from: (a) actual receipt of an improper benefit in money, property or services, or (b) active or deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Existing Declaration of Trust contains a provision that eliminates the liability of the Company’s Trustees and officers to the maximum extent permitted by Maryland law.
Under the Proposed Trust Documents, no Trustee or officer of the Company may be subject in such capacity to any personal liability whatsoever to any person, except that a Trustee or officer may be liable to the Company or its shareholders for matters arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such person.
Under the DSTA, a declaration of trust may not eliminate the implied contractual covenant of good faith and fair dealing or limit or eliminate liability for any act that constitutes a bad faith violation of the implied covenant of good faith and fair dealing.

	Existing Trust Documents	Proposed Trust Documents
(continued)
INDEMNIFICATION OF OFFICERS AND TRUSTEES
The Maryland statutes permit a Maryland real estate investment trust to indemnify and advance expenses to its trustees, officers, employees and agents to the same extent as permitted for directors (or trustees) and officers of Maryland corporations. In addition, Maryland law requires a corporation (unless its charter provides otherwise, which the Existing Trust Documents do not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to or in which he or she is made a party or witness by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify a present or former director and/or officer, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director or officer in connection with any proceeding to which he or she may be made or threatened to be made a party by reason of his or her service in those or other capacities unless it is established that:
•the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty;
•the director or officer actually received an improper personal benefit in money, property or services; or
•in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
Under the Existing Trust Documents, the Company will, to the maximum extent permitted by Maryland law, indemnify (i) any person or former Trustee or officer or (ii) any individual who, while serving as Trustee or officer and at the Company’s request, serves or has served another entity as a trustee, director, officer, partner, member, manager, employee or agent, in either case, who is made or threatened to be made a party to or witness in a proceeding by reason of his or her service in any such capacity, from and against any claim or liability to which the individual may become subject or incur thereby and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The DSTA does not provide for mandatory indemnification but permits indemnification as provided in a declaration of trust.
Under the Proposed Trust Documents, the Company will indemnify each Trustee and officer to the fullest extent permitted under applicable law against any liabilities and expenses incurred in connection with acting in his or her capacity as a Trustee or officer, except with respect to any matter as to which he or she did not act in good faith in the reasonable belief that his or her action was in the best interest of the Company or, in the case of any criminal proceeding, as to which he or she shall have had reasonable cause to believe that the conduct was unlawful, and also subject to the limitation that no Trustee or officer will be indemnified against any liability arising by reason of such person’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position.
Further, so long as the Company is regulated under the 1940 Act, indemnification and limitation of liability will also be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any trustee or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her bad faith, willful misconduct, gross negligence or reckless disregard.

	Existing Trust Documents	Proposed Trust Documents
(continued)
1940 ACT SHAREHOLDER PROTECTIONS	None currently.	The 1940 Act contains numerous provisions relating to the rights of shareholders of an investment company, including, without limitation, (i) a requirement that the investment company’s board be comprised of a majority of independent trustees; (ii) a requirement that certain matters, such as changes in fundamental investment policies, adoption or amendment of an investment advisory agreement and election of trustees be approved by the company’s shareholders; (iii) a requirement that every share of stock issued by an investment company must be a voting stock and have equal rights with every other share; (iv) limitations on the use of leverage and restrictions on the issuance of senior securities; (v) prohibitions on engaging in principal or joint transactions with affiliated persons of the investment company; (vi) prohibitions on the formation of complex structures; (vii) a requirement to custody the investment company’s assets with a qualified custodian; (viii) provisions governing the fair valuation of the investment company’s assets; and (ix) a requirement that the investment company’s board engage a chief compliance officer responsible for overseeing a compliance program reasonably designed to ensure the company’s compliance with the federal securities laws.
Recommendation of the Board of Trustees
OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 2 AND PROPOSAL 3 ON THE PROXY CARD). PLEASE NOTE THAT THE COMPANY WILL NOT PURSUE THE CONVERSION AS CURRENTLY PROPOSED IF SHAREHOLDERS DO NOT APPROVE PROPOSAL 2, PROPOSAL 3 AND THE OTHER CONTINGENT PROPOSAL (AS DEFINED IN THE PROXY STATEMENT).

APPENDIX A
ELLINGTON CREDIT COMPANY
AMENDED AND RESTATED DECLARATION OF TRUST
Dated as of [ ], 2024

6.7.	Register of Shares	A-13
6.8.	Transfer Agent and Registrar	A-13
6.9.	Transfer of Shares	A-13
6.10.	Notices; Waiver of Notice	A-13
ARTICLE VII.	DETERMINATION OF NET ASSET VALUE	A-14
7.1.	Net Asset Value	A-14
7.2.	Power to Modify Foregoing Procedures	A-14
ARTICLE VIII.	CUSTODIANS	A-14
8.1.	Appointment and Duties	A-14
8.2.	Central Certificate System	A-14
ARTICLE IX.	REPURCHASE OF SHARES	A-14
9.1.	Repurchase of Shares	A-14
9.2.	Disclosure of Holding	A-14
ARTICLE X.	SHAREHOLDERS	A-15
10.1.	Meetings of Shareholders	A-15
10.2.	Voting	A-15
10.3.	Notice of Meeting and Record Date	A-15
10.4.	Quorum and Required Vote	A-15
10.5.	Proxies, etc.	A-15
10.6.	Reports	A-16
10.7.	Inspection of Records	A-16
10.8.	Delivery by Electronic Transmission or Otherwise	A-16
10.9.	Shareholder Action by Written Consent	A-16
ARTICLE XI.	DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.	A-16
11.1.	Duration	A-16
11.2.	Termination	A-16
11.3.	Amendment Procedure	A-17
11.4.	Merger, Consolidation and Sale of Assets	A-17
11.5.	Subsidiaries	A-17
11.6.	Reserved	A-18
ARTICLE XII.	MISCELLANEOUS	A-18
12.1.	Filing	A-18
12.2.	Resident Agent	A-18
12.3.	Governing Law	A-18
12.4.	Exclusive Delaware Jurisdiction	A-18
12.5.	Agreement to be Bound	A-19
12.6.	Counterparts	A-19
12.7.	Reliance by Third Parties	A-19
12.8.	Provisions in Conflict with Law or Regulation	A-19
12.9.	Delivery by Electronic Transmission or Otherwise	A-19

ELLINGTON CREDIT COMPANY
AMENDED AND RESTATED DECLARATION OF TRUST
AMENDED AND RESTATED DECLARATION OF TRUST made as of the [ ]th day of [ ], 2024, by the Trustees hereunder.
WHEREAS, this Trust (as defined below) has been formed to carry on business as set forth more particularly hereinafter;
WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;
WHEREAS, this Declaration (as defined below) amends and restates in its entirety that certain Agreement and Declaration of Trust dated May 3, 2013;
WHEREAS, the Trustees (as defined below) have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and
WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the DSTA (as defined below) and that this Declaration and the Bylaws (as defined below) shall constitute the governing instrument of such statutory trust
NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder in trust to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.
ARTICLE I.
THE TRUST
1.1Name. This Trust shall be known as the “Ellington Credit Company” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the DSTA. Any such instrument shall not require the approval of the Shareholders (as defined below), but shall have the status of an amendment to this Declaration.
1.2Trust Purpose. The purpose of the Trust is to engage in any lawful act or activity and to exercise any powers permitted to a statutory trust organized under the DSTA as now or hereafter in force, including conducting, operating and carrying on the business of an investment company within the meaning of the 1940 Act (as defined below).
1.3Definitions. As used in this Declaration, the following terms shall have the following meanings:
The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.
The “1934 Act” refers to the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.
The terms “Affiliated Person,” “Assignment,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.
“Board of Trustees” or “Trustees” shall mean the Trustees collectively.
“Bylaws” shall mean the Bylaws of the Trust as amended from time to time by the Trustees.
“Class” shall mean a class of Shares the Trust established in accordance with the provisions hereof.
“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Commission” shall mean the Securities and Exchange Commission.
“Continuing Trustee” shall mean Trustee who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the date hereof, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

“Declaration” shall mean this Amended and Restated Declaration of Trust, as amended, supplemented or amended and restated from time to time.
“Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C. § 100, et. seq., as amended from time to time.
“DSTA” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et. seq., as such Act may be amended from time to time.
“Fiscal Year” means each period commencing on January 1 of each year and ending on December 31 of that year (or on the date of a final distribution made in accordance with Section 12.2 of this Declaration), unless the Trustees designate another fiscal year for the Trust. The taxable year of the Trust will end on December 31 of each year, or on any other date designated by the Trustees that is a permitted taxable year-end for tax purposes, and need not be the same as the Fiscal Year.
“Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Registration Statement on Form N-2 of the Trust filed with the Commission and designated as fundamental policies therein, as they may be amended from time to time in accordance with the requirements of the 1940 Act.
“Majority Shareholder Vote” shall mean a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust with all classes of Shares voting together as a single class, except as with respect to votes which affect only one or more Classes, as provided for herein, in which case it shall mean a vote of a majority of outstanding voting securities of such Class or Classes, as applicable.
“Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.
“Prospectus” shall mean the Prospectus and Statement of Additional Information of the Trust, if any, as in effect and as may be amended from time to time.
“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.
“Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.
“Trust” shall mean the trust established by this Declaration and the Bylaws, as amended from time to time, inclusive of each such amendment.
“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.
“Trustees” shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.
ARTICLE II.
TRUSTEES
2.1Number and Qualification. As of the date hereof, the number of Trustees shall be six (6) and such Trustees shall be the signatories hereto. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than one (1) and no more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. An individual nominated as a Trustee shall satisfy any applicable requirements of the 1940 Act. Trustees need not own Shares and may succeed themselves in office.
2.2Term and Election. The Trustees (other than any Trustee elected solely by holders of one or more classes or series of preferred shares in connection with dividend arrearages) shall hold office until his or her successor shall have been elected and shall have qualified.
2.3Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chair (if any), the Chief Executive Officer or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and by action taken by a majority of the remaining Trustees (or, in the case of an independent trustee (as such term is defined in the Delaware Statutory Trust Act), by action taken by a majority of the remaining independent trustees) or by the affirmative vote of at least two-thirds of the Shares entitled to be cast generally in the election of Trustees. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.
2.4Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the removal, declination to serve, resignation, retirement, incompetence or other incapacity to perform the duties of the office, or death. Subject to the provisions of the 1940 Act and other applicable law, whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing any individual as they may determine in their sole discretion by a vote of a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual made by a vote of a majority of the Trustees then in office. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in the number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration. In the case of a failure to elect a Trustee at a meeting of Shareholders, the incumbent Trustee shall hold over as Trustee until the event of the death, resignation, retirement, removal, bankruptcy, incompetence or other incapacity to perform the duties of the office, or removal, of the Trustee or until election at a Shareholder meeting and qualification of his or her successor.
2.5Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chair, if any, or the Chief Executive Officer, the Secretary or any two Trustees. Regular meetings of the Trustees may be held without call or notice, except as may be otherwise required by law, at a time and place fixed by the Bylaws, the Chair or by resolution or consent of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent as provided in Section 2.6.
Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent as provided in Section 2.6.
With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act or herein.
All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone, video or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.
2.6Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.
2.7Chair. The Trustees may designate a Chair and a Vice Chair of the Board of Trustees, who shall have such powers and duties as determined by the Board of Trustees from time to time. Any Chair or Vice Chair shall be a Trustee.
2.8Officers. The Trustees shall elect a Chief Executive Officer, a Secretary and a Treasurer. Officers shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chair, if any, or Chief Executive Officer to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The Chief Executive Officer, Secretary and Treasurer may, but need not, be a Trustee.
ARTICLE III.
POWERS AND DUTIES OF TRUSTEES
3.1.General. The Trustees shall owe to the Trust and its Shareholders the same fiduciary duties as owed by directors of corporations to such corporations and their shareholders under the Delaware General Corporation Law. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.
3.2.Investments. The Trustees shall have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust, to: (a) manage, conduct, operate and carry on the business of an investment company; and (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.
3.3.Legal Title. Legal title to all the Trust Property shall be vested in the Trust except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.
To the extent any Trust Property is titled in the name of one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.
3.4.Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, classify and/or reclassify, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property whether capital or surplus or otherwise, to the full extent now or hereafter permitted corporations formed under the Delaware General Corporation Law.
3.5.Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.
3.6.Delegation; Committees. The Trustees shall have the power to appoint from their own number, and terminate, any one or more committees consisting of one or more Trustees, including an executive committee which may exercise some or all of the power and authority of the Trustees as the Trustees may determine (including but not limited to the power to determine net asset value and net income and the power to declare a dividend or other distribution on the Shares of any series or class), subject to any limitations contained in the Bylaws, and in general to delegate from time to time to one or more of their number or to one or more officers, employees or agents of the Trust any or all of their powers, authorities, duties and the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient (including but not limited to the power to declare a dividend or other distribution on the Shares of any series or class).
3.7.Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments. Except to the extent required for a corporation formed under the Delaware General Corporation Law, the Shareholders shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders.
3.8.Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.
3.9.Bylaws. The Trustees shall have the authority to adopt and from time to time amend or repeal Bylaws for the conduct of the business of the Trust. The Shareholders shall also have the authority to adopt and from time to time amend or repeal Bylaws for the conduct of the business of the Trust by an affirmative vote of a majority of outstanding Shares of the Trust.
3.10.Miscellaneous Powers. Without limiting the general or further powers of the Trustees, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; and (i) adopt a seal for the Trust, even though the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.
3.11.Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property.
ARTICLE IV.
ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS
4.1.Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by the Board of Trustees.
4.2.Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters and/or selling agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the Bylaws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust.
4.3.Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article VIII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the Bylaws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VIII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.3.
ARTICLE V.
LIMITATIONS OF LIABILITY AND INDEMNIFICATION
5.1.No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he or she shall not, on account thereof, be held to any personal liability. Neither the repeal or modification of this Section 5.1, nor the adoption or modification of any other provision of this Declaration or the Bylaws inconsistent with this Article, shall adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such adoption, repeal or modification with respect to acts or omissions occurring prior to such adoption, repeal or modification.
5.2.Mandatory Indemnification.
(a)The Trust hereby agrees to indemnify, out of Trust Property, to the fullest extent permitted under applicable law, each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise or settlements, or as fines and penalties; any expenses of establishing a right to indemnification under this Article; and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of, or advice in connection with, any action, suit, proceeding or investigation, whether civil or criminal, before or in connection with any court, or administrative or investigative body, in which he or she may be or may have been involved as a party, witness, participant or otherwise, or with which he or she may be or may have been threatened), incurred in connection with acting in any capacity set forth in this Article V or by reason of his having acted in any such capacity, except with respect to any matter as to which he or she shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he or she shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”); and provided further, that the termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnitee did not act in good faith or that the indemnitee had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
(b)Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “Interested Persons” of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
(c)The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
(d)The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the Bylaws of the Trust, any statute, agreement, or vote of Shareholders or Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she or she may be lawfully entitled.
(e)Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.
5.3.No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.
5.4.No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability and such other insurance as the Trustees in their sole judgment shall deem advisable or as is required by the 1940 Act
5.5.Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. No such Trustee or officer shall be liable for any act or omission in accordance with such advice, records and/or reports and no inference concerning liability shall arise from a failure to follow such advice, records and/or reports.
5.6.Derivative Actions. In addition to the requirements set forth in Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met:
(a)The Shareholder or Shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed. For purposes of this Section 5.6, a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the DSTA).
(b)Unless a demand is not required under paragraph (a) of this Section 5.6, Shareholder(s) eligible to bring such derivative action under the DSTA must hold at least ten percent (10%) of the outstanding Shares of the Trust, or ten percent (10%) of the outstanding Shares of the Class to which such action relates, to join in the request for the Board of Trustees to commence such action. Further, no Shareholder or Shareholders may maintain a derivative action on behalf of the Trust unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action.
(c)In the case of any pre-suit demand made to the Board of Trustees, the Board of Trustees shall be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determines not to bring such action.
(d)For purposes of this Section 5.6, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as such term in defined in the DSTA).
(e)The requirements of paragraphs (b) and (c) of this Section 5.6, shall not apply to claims brought under the federal securities laws.
(f)For the avoidance of doubt, no person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust.
ARTICLE VI.
SHARES OF BENEFICIAL INTEREST
6.1.Beneficial Interest.
(a)The interest of the beneficiaries shall be divided into an unlimited number of transferable shares, all without par value. The Trustees may divide Shares into one or more Classes. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend or distribution in Shares or a split of Shares, shall be fully paid and, except as provided in the last sentence of Section 3.8, nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.
(b)Subject to the further provisions of this Article VI, any restriction set forth in the Bylaws and any applicable requirements of the 1940 Act or any applicable exemptive relief issued by the Commission, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Class to: (i) divide the beneficial interest in each Class into Shares as the Trustees shall determine; (ii) establish, designate, redesignate, classify, reclassify and change in any manner any Class—and fix such preferences, voting powers, rights, duties and privileges and business purpose of each Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be different from any existing Class; provided, however, that the Trustees may not reclassify or change outstanding Shares in a manner materially adverse to Shareholders of such Shares, without obtaining the authorization or vote of the Class of Shareholders that would be materially adversely affected; (iii) divide or combine the

Shares of any Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Class in the assets held with respect to that Class; (iv) change the name of any Class; (v) dissolve and terminate any one or more Classes; and (vi) take such other action with respect to the Classes as the Trustees may deem desirable.
(c)The establishment and designation of any Class of Shares of the Trust shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Class of Shares of the Trust, whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.
(d)With respect to any Class of Shares of the Trust, each such Class shall represent interests in the assets of the Trust and have the same voting, dividend, liquidation and other rights and terms and conditions as each other Class of Shares of the Trust, except that, subject to applicable law, expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and as provided herein, and a Class may have exclusive voting rights with respect to matters affecting only that Class.
(e)To the fullest extent permitted by Section 3804 of the DSTA and subject to the restrictions of the 1940 Act and any applicable exemptive relief issued by the Commission, the Trustees may allocate expenses of the Trust to a particular Class or to apportion the same between or among two or more Classes, provided that any expenses incurred by a particular Class shall be payable solely out of the assets belonging to that Class.
6.2.Other Securities. The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred shares, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. In addition, any such supplement or amendment may set forth the rights, powers, preferences and privileges of such preferred shares and any such supplement or amendment shall operate either as additions to or modifications of the rights, powers, preferences and privileges of any such preferred shares under this Declaration. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of this Declaration with respect to any such rights, powers and privileges of the preferred shares, such amendment or supplement shall control. Except as contemplated by the immediately preceding sentence, this Declaration shall control as to the Trust generally and the rights, powers, preferences and privileges of the other Shareholders of the Trust. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.
6.3.Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees on behalf of the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, as provided in the last sentence of Section 3.8, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive or appraisal rights.
6.4.Exchange and Conversion Privileges. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class shall have the right to convert such Shares for Shares of one or more other Classes. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class may exchange their Shares for those of another fund.
6.5.Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.
6.6.Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares, including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time, without a vote of the Shareholders, divide, reclassify or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.
6.7.Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he or she has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate rules and regulations as to their use, including, without limitation, requirements as to transfer and for the purchase of lost certificate insurance.
6.8.Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.
6.9.Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Each Shareholder will indemnify and hold harmless the Trust, the Trustees, each other Shareholder and any Affiliated Person of the Trust, the Trustees and each of the other Shareholders against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any transfer made by the Shareholder in violation of this Section 6.9 and (2) any misrepresentation by the transferring Shareholder or substituted Shareholder in connection with the transfer.
Any person becoming entitled to any Shares in consequence of the death, bankruptcy or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.
6.10.Notices; Waiver of Notice.
(a)Subject to any different provisions of this Declaration, including Section 10.3 hereof, any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Shareholder, left at his or her residence or usual place of business or sent via United States mail or by electronic transmission to a Shareholder at his or her address as it is registered with the Trust. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at his or her address as it is registered with the Trust with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the Shareholder by an electronic transmission to any address or number of the Shareholder at which the Shareholder receives electronic transmissions. The Trust may give a single notice to all Shareholders who share an address, which single notice shall be effective as to any Shareholder at such address, unless such Shareholder objects to receiving such single notice or revokes a prior consent to receiving such single notice.
(b)Whenever any notice is required to be given pursuant to this Declaration or the Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the Person or Persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any Person at any meeting, including the attendance of a Trustee at a meeting of the Trustees, shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.
ARTICLE VII.
DETERMINATION OF NET ASSET VALUE
7.1.Net Asset Value. The net asset value of each outstanding Share of each Class of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees.
7.2.Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the net asset value of each Class of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the Code, the 1940 Act, any securities exchange or association registered under the 1934 Act or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.
ARTICLE VIII.
CUSTODIANS
8.1.Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust and the 1940 Act, including without limitation authority:
(1)to hold the securities owned by the Trust and deliver the same upon written order;
(2)to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;
(3)to disburse such funds upon orders or vouchers;
(4)if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and
(5)if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;
all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.
The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.
8.2.Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the 1934 Act, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.
ARTICLE IX.
REPURCHASES OF SHARES
9.1.Repurchase of Shares. Holders of Shares of the Trust shall not be entitled to require the Trust to repurchase or redeem Shares of the Trust.

9.2.Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.
ARTICLE X.
SHAREHOLDERS
10.1.Meetings of Shareholders. Annual meetings of the Shareholders for the election of Trustees and the transaction of any business as determined by the Trustees within the powers of the Trust shall be held on the date and at the time set by the Board of Trustees. Other than annual meetings, the Trust will not hold Shareholder meetings unless required by the 1940 Act, the provisions of this Declaration, the By-Laws or any other applicable law. A special meeting of Shareholders may be called at any time by a majority of the Trustees or the Chief Executive Officer and shall be called by any Trustee for any proper purpose upon written request of Shareholders holding in the aggregate at least a majority of the outstanding Shares of the Trust, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a special meeting, shall be held within or without the State of Delaware (or may be held virtually) on such day and at such time as the Trustees shall designate.
10.2.Voting.
(a)Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law, this Declaration or resolution of the Trustees. There shall be no cumulative voting in the election or removal of Trustees.
(b)Notwithstanding any other provision of this Declaration, on any matters submitted to a vote of the Shareholders, all Shares of the Trust then-entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act and/or other applicable law, Shares shall be voted by individual Class; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.
10.3.Notice of Meeting and Record Date. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days and not more than 90 days before the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting; provided, however, that the foregoing shall in no way limit the ability of one or more adjournments to be considered at a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the original meeting date. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than 90 nor less than 10 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.
10.4.Quorum and Required Vote.
(a)The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. When any one or more Classes is to vote separately from any other Classes of Shares, holders of a majority of the Shares entitled to vote of each such Class shall constitute a quorum at a Shareholders’ meeting of that Class. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters. Notwithstanding the foregoing, in the absence of a quorum, a Shareholders’ meeting may be adjourned by either a vote of a majority of the Shares present and entitled to vote at such meeting, or by the chair of such meeting in his or her sole discretion.
(b)Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) with respect to the election of Trustees, the affirmative vote of a plurality of the Shares represented in person or by proxy at any meeting at which a quorum is present shall be the act of the Shareholders with respect to such matter, (ii) with respect to all other items of business, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter and (iii) where a separate vote of one or more Classes of Shares is required on any matter, the affirmative vote of a majority of the Shares of such Class present in person or represented by proxy and entitled to vote on the subject matter shall decide that matter insofar as that Class is concerned.

10.5.Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he or she may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.
10.6.Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.
10.7.Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the extent permitted by Section 3819 of the DSTA but subject to such reasonable regulation as the Trustees may determine.
10.8.Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or the Bylaws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the DSTA), including via the internet, or in any other manner permitted by applicable law.
10.9.Shareholder Action by Written Consent. Any action which may be taken by Shareholders by vote may be taken without a meeting if the holders, entitled to vote thereon, of the proportion of Shares required for approval of such action at a meeting of Shareholders pursuant to Section 10.4 consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.
ARTICLE XI.
DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.
11.1.Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall have perpetual existence.
11.2.Termination.
(a)The Trust may be dissolved, only upon approval of not less than 80% of the Trustees. Upon the dissolution of the Trust:
(i)The Trust shall carry on no business except for the purpose of winding up its affairs.
(ii)The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders.

(iii)After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.
(b)After the winding up and termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.
11.3.Amendment Procedure.
(a)Except as provided in subsection (b) of this Section 11.3, this Declaration may be amended, after a majority of the Trustees (including a majority of the independent Trustees if such a vote is required under the 1940 Act) have approved a resolution therefor, by the affirmative vote required by Section 10.4 of this Declaration. The Trustees also may amend this Declaration without any vote of Shareholders to change the name of the Trust, to change the U.S. federal income tax classification of the Trust from an association taxable as a corporation to a partnership if the Trust elects to cease qualifying as a regulated investment company under Subchapter M of the Code, to make any other change that does not adversely affect the rights or preferences of any Shares, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal or state laws or regulations including pursuant to Section 6.2 or, if applicable, the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.
(b)No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 11.2(a), this Section 11.3, or Section 11.4 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after a majority of the Trustees have approved a resolution therefor, and such amendment has been approved by the affirmative vote of the holders a majority of the Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.
(c)An amendment duly adopted by the requisite vote of the Board of Trustees and, if required under the 1940 Act or otherwise under this Declaration, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.
11.4.Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Trustees and, to the extent required by the 1940 Act, approved by a Majority Shareholder Vote and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.
11.5.Subsidiaries. Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, limited liability companies, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.
11.6.Reserved.

ARTICLE XII.
MISCELLANEOUS
12.1.Filing. This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.
12.2.Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be Cogency Global Inc., 850 New Burton Road, Suite 201, Dover, DE 19904. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof and any required filing is delivered to the office of the Secretary of the State.
12.3.Governing Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the DSTA and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DSTA) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a “statutory trust”, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Statutory Trust Statute, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.
12.4.Exclusive Delaware Jurisdiction. Each Trustee, each officer and each Person legally or beneficially owning a Share or an interest in a Share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the DSTA, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Trust, the DSTA, this Declaration or the Bylaws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees or the Delaware Trustee to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees, the Delaware Trustee or the Shareholders, or (D) any provision of the DSTA or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the DSTA, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the DSTA, the Declaration or the Bylaws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, or via electronic transmission a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding; provided, however, this Section 12.4 shall not apply to any claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act.
12.5.Agreement to be Bound. EVERY PERSON, BY VIRTUE OF HAVING BECOME A SHAREHOLDER IN ACCORDANCE WITH THE TERMS OF THIS DECLARATION AND THE BYLAWS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, SHALL BE DEEMED TO HAVE EXPRESSLY ASSENTED AND AGREED TO THE TERMS OF, AND SHALL BE BOUND BY, THIS DECLARATION AND THE BYLAWS.
12.6.Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.
12.7.Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any Bylaws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.
12.8.Provisions in Conflict with Law or Regulation.
(a)The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, if applicable, with the regulated investment company provisions of the Code, if applicable, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.
(b)If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.
12.9.Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind referenced in, or contemplated by, this Declaration or the Bylaws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the DSTA), including via the internet, or in any other manner permitted by applicable law, and may be made using an electronic signature (within the meaning of the DSTA).

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

By:
Robert B. Allardice, III
Trustee

By:
Mary McBride
Trustee

By:
David J. Miller
Trustee

By:
Laurence E. Penn
Trustee

By:
Ronald I. Simon, Ph.D.
Trustee

By:
Michael W. Vranos
Trustee
[Signature Page to Amended and Restated Declaration of Trust of Ellington Credit Company]